SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 21, 2005

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number) (I.R.S. Employer Identification Number)
1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(ZipCode)

Registrant’s telephone number, including area code	(201) 236-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        On April 21, 2005, Mr. Jacques Driscoll, Executive Vice President — Retail Banking, notified Hudson United Bancorp (the “Company”) of his resignation effective April 29, 2005. In connection with his termination of employment, the Company expects to enter into a Separation Agreement and General Release (the “Agreement”) with Mr. Driscoll. Under the Agreement, the Company and Mr. Driscoll will mutually release each other from any claims and the Company will agree to pay Mr. Driscoll (i) his salary through April 29, 2005 and (ii) a lump sum amount of $59,700 (representing three months salary).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2005	HUDSON UNITED BANCORP By: /s/ James W. Nall ———————————————————— Name: James W. Nall Title: Executive Vice President and Chief Financial Officer